UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street
2nd Floor
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed under Item 2.01 of this Current report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on October 17, 2024 (the “Closing Date”), Veritone, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”), by and among the Company, Veritone One, LLC, a wholly-owned subsidiary of the Company (“Veritone One”), and Oxford Buyer, LLC (“Purchaser”), an affiliate of Insignia Capital Group L.P., pursuant to which, among other things, Purchaser acquired from the Company all of the issued and outstanding equity of Veritone One (such transaction, the “Divestiture”) for a total purchase price of up to $104.0 million, subject to purchase price adjustments and the achievement of certain earnout targets as described herein.

The Divestiture was structured as a simultaneous “sign and close” transaction and closed on the Closing Date. On the Closing Date, the Company received cash proceeds of $59.1 million, which reflected the aggregate purchase price of $104.0 million, less $18.0 million subject to an earnout described below, $20.3 million of purchase price adjustments, and $6.7 million placed in escrow accounts described below. The Company may receive the earnout of up to $18.0 million in cash proceeds based on the achievement of certain net revenue targets by Veritone One between January 1, 2025 and December 31, 2025 (as further described in the Agreement). Of the amounts placed in escrow, $1.5 million was placed in an escrow account for potential purchase price adjustments and an aggregate of $5.2 million was placed in escrow accounts for the potential satisfaction of post-closing indemnification claims (the “Indemnity Escrow”), in each case subject to the terms and limitations set forth in the Agreement.

After the Divestiture, the Company had approximately 500 employees.

The Agreement contains customary representations, warranties and covenants of each of the parties to the Agreement. The Agreement also includes indemnification provisions whereby the Company will indemnify the Purchaser and other related indemnified parties for losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of the Company or Veritone One. The Purchaser and the other related indemnified parties will be able to make post-closing indemnification claims against the Indemnity Escrow, subject to the terms and limitations set forth in the Agreement. In addition, under the Agreement, the Company is subject to non-competition and non-solicitation provisions pursuant to which, among other things, the Company agreed not to engage in certain competitive activities with respect to Veritone One’s business or solicit Veritone One employees or customers for a period of four years following the Divestiture.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties to the Agreement if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by disclosures not reflected in the text of the Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Veritone One or the Purchaser, or any of their subsidiaries or affiliates.

Item 2.02.	Results of Operations and Financial Condition.

Term Loan Repayment

On October 22, 2024 (the “Repayment Date”), the Company used net cash proceeds from the Divestiture to repay $30.5 million principal amount of its outstanding term loan, plus accrued interest and a prepayment premium in an aggregate amount of $3.3 million (collectively, the “Term Loan Repayment”). As of the Repayment Date, after giving effect to the Term Loan Repayment, $43.1 million aggregate principal amount remained outstanding under the senior secured term loan facility and the Company had approximately $27.3 million of cash and cash equivalents.

Preliminary and Unaudited Operating Results for the Three and Nine Months Ended September 30, 2024

The preliminary and unaudited operating results of the Company for the three and nine months ended September 30, 2024 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The Company’s estimates of financial information for the three and nine months ended September 30, 2024 included in Exhibit 99.1 are preliminary and unaudited. The Company’s unaudited interim consolidated financial statements for the three and nine months ended September 30, 2024 are not yet available. The financial information for the three and nine months ended September 30, 2024 reflects the Company’s preliminary estimates based on currently available information and is subject to change. The Company has provided ranges, rather than specific amounts, for the preliminary estimates of the financial information primarily because its financial closing procedures for the three and nine months ended September 30, 2024 are not yet complete and, as a result, its final results upon completion of its closing procedures may vary from the preliminary estimates. See the sections titled “Risk Factors,” “Special Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, for additional information regarding factors that could result in differences between the preliminary estimated ranges of certain of the Company’s financial results included in Exhibit 99.1 and the actual financial results and other information the Company will report for the three and nine months ended September 30, 2024.

The preliminary estimates for the three and nine months ended September 30, 2024 included in Exhibit 99.1 have been prepared by, and are the responsibility of, management. Grant Thornton LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to such preliminary information. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

The preliminary estimates for the three and nine months ended September 30, 2024 include non-GAAP net loss. Non-GAAP net loss is the Company’s net loss, adjusted to exclude provision for income taxes, depreciation expense, amortization expense, stock-based compensation expense, changes in fair value of contingent consideration, interest income, interest expense, foreign currency gains and losses, gain on debt extinguishment, acquisition and due diligence costs, gain or loss on sale of investment assets, loss from business held for sale, variable consultant performance bonus expense, and severance and executive transition costs. A reconciliation of GAAP net loss to non-GAAP net loss for the three and nine months ended September 30, 2024 is included in Exhibit 99.1 hereto.

The Company presents non-GAAP net loss because management believes such information to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Management also uses this information internally for forecasting and budgeting. This non-GAAP financial measure is not calculated and presented in accordance with GAAP and should not be considered as an alternative to net loss, operating loss or any other financial measures so calculated and presented, nor as an alternative to cash flow from operating activities as a measure of liquidity. Other companies (including the Company’s competitors) may define non-GAAP net loss differently. Non-GAAP net loss may not be indicative of the Company’s historical operating results or predictive of potential future results. Investors should not consider this supplemental non-GAAP financial information in isolation or as a substitute for analysis of the Company’s results as reported in accordance with GAAP.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

Investor Presentation

On October 23, 2024, the Company posted an investor presentation to its website that will be shared with investors and others from time to time. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is hereby incorporated by reference in its entirety.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial information of the Company giving effect to the Divestiture and, in certain periods, the Broadbean Acquisition (defined below) are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

On June 13, 2023, the Company acquired (i) 100% of the issued and outstanding share capital of (a) Broadbean Technology Pty Ltd, (b) Broadbean Technology Limited, (c) Broadbean, Inc., and (d) CareerBuilder France S.A.R.L., and (ii) certain assets and liabilities related thereto (the foregoing clauses (i) and (ii) together, “Broadbean”), a talent acquisition software-as-a-service technology, pursuant to a securities and asset purchase agreement dated as of May 27, 2023 (the “Broadbean Acquisition”). The Company presented the acquisition of Broadbean in unaudited pro forma condensed combined financial statements filed on August 28, 2023. The Broadbean Acquisition combined with the Divestiture is referred to herein as the “Transactions.”

The unaudited pro forma condensed combined consolidated balance sheet of the Company as of June 30, 2024 included in Exhibit 99.3 gives effect to the Divestiture, including the Term Loan Repayment as if the Divestiture had been consummated on June 30, 2024. No adjustment related to the Broadbean Acquisition is necessary as the financial position of Broadbean was fully reflected in the Company’s historical balances as of June 30, 2024.

The unaudited pro forma condensed combined consolidated statement of operations of the Company for the six months ended June 30, 2024 included in Exhibit 99.3 gives effect to the Divestiture, including the Term Loan Repayment, as if it had occurred on January 1, 2022. No adjustments are necessary for the Broadbean Acquisition as Broadbean was fully consolidated in the Company’s results for the six months ended June 30, 2024.

The unaudited pro forma condensed combined consolidated statement of operations of the Company for the year ended December 31, 2023 included in Exhibit 99.3 gives effect to the Transactions as if they had occurred on January 1, 2022.

The unaudited pro forma condensed combined consolidated statement of operations of the Company for the year ended December 31, 2022 included in Exhibit 99.3 gives effect to the Transactions as if they had occurred on January 1, 2022.

(d) Exhibits

Exhibit No.	Description

2.1†^	Equity Purchase Agreement, dated as of October 17, 2024, by and among Veritone, Inc., Veritone One, LLC, and Oxford Buyer, LLC.

99.1	Preliminary and unaudited operating results of the Company for the three and nine months ended September 30, 2024.

99.2	Investor Presentation of Veritone, Inc. dated October 23, 2024.

99.3	Unaudited pro forma condensed combined consolidated balance sheet of the Company as of June 30, 2024 and unaudited pro forma condensed combined consolidated statements of operations of the Company for the six months ended June 30, 2024, in each case giving effect to the Divestiture, and the unaudited pro forma condensed combined consolidated statements of operations of the Company for the years ended December 31, 2023 and 2022, in each case, giving effect to the Transactions, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon request.

^

The Company has omitted portions of the referenced exhibit pursuant to Item 601(b) of Regulation S-K under the Securities Act of 1933, as amended, because such portions (a) are not material and (b) are the type of information that the Company both customarily and actually treats as private and confidential.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s preliminary estimates for the three and nine months ended September 30, 2024, business outlook for the years ending December 31, 2024 and 2025, the ability of the Company to receive up to $18.0 million in cash proceeds based on earnout provisions under the Agreement, and the number of employees of the Company after giving effect to the Divestiture may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Current Report on Form 8-K, that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information becoming available after the Company completes its financial closing procedures for the three and nine months ended September 30, 2024 and as identified in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including without limitation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024, and the Company’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritone, Inc.

Date: October 23, 2024	By:	/s/ Michael L. Zemetra
Michael L. Zemetra Executive Vice President, Chief Financial Officer and Treasurer